SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K/A-1


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               September 5, 2003
                               -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                             PIEZO INSTRUMENTS, INC.
                             -----------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                  0-26177                 87-0425275
          ----                  -------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                        1107 Mt. Rushmore Road, Suite 2
                        Rapid City, South Dakota 57701
                        -------------------------------
                   (Address of Principal Executive Offices)

                                (605) 718-0380
                                --------------
                         Registrant's Telephone Number

                         4685 South Highland Drive, #202
                           Salt Lake City, Utah 84117
                         -------------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Effective as of September 5, 2003, the Registrant ("Piezo "); Omni Medical of Nevada, Inc., a Nevada corporation ("Omni"), and the stockholders of Omni (the "Omni Stockholders"), executed an Agreement and Plan of Reorganization (the "Reorganization Agreement"), whereby Piezo agreed to acquire 100% of the issued and outstanding shares of common stock of Omni in exchange for 16,000,000 post-split shares of common stock of Piezo, or approximately 88.8% of the post-Reorganization Agreement outstanding securities of Piezo.

     At the closing, and excluding the securities to be exchanged for the Omni Shares, the outstanding common stock of Piezo amounted to approximately 2,000,000 shares or approximately 11.1% of the post-Reorganization Agreement outstanding common stock of Piezo, after taking into account (i) a reverse split on the basis of one for 14.5 shares owned of the outstanding common stock of Piezo; (ii) the issuance of an option to acquire 225,000 post-split shares of "restricted securities" (common stock) of Piezo; (iii) the cancellation of 1,466,379 post-split shares of common stock of Piezo that were held by certain principal stockholders of Piezo, that included the 225,000 post-split shares of common stock underlying the option in the preceding subparagraph; (iv) the issuance of an aggregate of 500,000 post-split newly issued shares of "restricted securities" (common stock) of Piezo in consideration of the cancellation of such shares and the option referenced in the two preceding subparagraphs and the waiver by the canceling stockholders of any registration rights that had been granted to them or were applicable to any of the cancelled shares or the option; and (v) the issuance of (or the agreement to issue) an aggregate of 293,104 shares of common stock of Piezo for and in consideration of non-capital raising services to be rendered pursuant to a written Consulting Agreement during the period that will commence on the closing and shall be effective for a period of six months thereafter, and which shares shall be registered on Form S-8 of the Securities and Exchange Commission promptly after the closing when the reorganized Piezo is deemed to be "current" in the filing of all Reports that were required to be filed by it with the Securities and Exchange Commission for the preceding 12 month period.

     At the closing, Piezo acquired the shares of the majority stockholders of Omni and exchanged 9,053,811 shares of the 16,000,000 shares to be issued to the Omni Stockholders pursuant to the Reorganization Agreement, resulting in Omni becoming a majority-owned subsidiary of Piezo on closing. Piezo will attempt to complete the acquisition of the remaining shares of Omni within the next thirty (30) days.

     Accordingly, and assuming all of the Omni Stockholders become party to the Reorganization Agreement, there will be 18,000,000 post-Reorganization Agreement outstanding shares of common stock of the reorganized Piezo.

     Since the Omni Stockholders will also be the controlling shareholders of Piezo, the transaction will be accounted for as a reverse acquisition of Piezo by Onmi and a recapitalization of Omni.

     By virtue of (i) the percentage of Piezo acquired under the Reorganization Agreement by the Omni Stockholders; and (ii) the provisions of the Reorganization Agreement that provided for the election of the current officers and directors of Omni to the Board of Directors of Piezo, this Reorganization Agreement may be deemed to have involved a "change of control."

     The source of the consideration used by the Omni Stockholders to acquire their interest in Piezo will be the exchange of their respective shares of the outstanding securities of Omni.

     The primary basis of the "control" by the Omni Stockholders is stock ownership.

     The principal terms of the Reorganization Agreement were:

     1. Prior to the completion of the Reorganization Agreement, Piezo was required to have effected a reverse split of its outstanding common stock on the basis of one share for 14.5 shares owned, which became effective on the opening of business on August 25, 2003. All computations herein take into account this reverse split.

     2. In consideration of the closing of the Reorganization Agreement, certain principal stockholders of Piezo (i) delivered 1,466,379 post-split shares of Piezo for cancellation to its treasury, which included 225,000 post-split shares of common stock underlying an option granted to one of the canceling stockholders; and (ii) waived any registration rights that had been granted to them or were applicable to any of the cancelled shares. In exchange for the cancellation of these shares and the waiver of any registration rights, Piezo issued an aggregate of 500,000 post-split newly issued shares of "restricted securities" to the canceling stockholders.

     3. The issuance of 9,053,811 shares of common stock ("restricted securities") of Piezo at closing in exchange for a majority of the outstanding shares of Omni. The acquisition of the remaining shares of Omni will be completed as soon as possible. Following the acquisition of all of the shares of Omni, the 16,000,000 shares of Piezo to be exchanged pursuant to the Reorganization Agreement will represent approximately 88.8% of the post-Reorganization Agreement outstanding common stock of Piezo.

     4. As a condition of the closing, certain principal stockholders of Piezo executed and delivered to Piezo a Lock-Up/Leak-Out Agreement that covers shares of common stock of Piezo owned by them or acquired by them pursuant to the Reorganization Agreement. The Lock-Up/Leak-Out Agreement shares includes the 500,000 shares of newly issued "restricted securities" referenced in paragraph 2 above, and the 293,104 shares referenced in paragraph 5 below, along with approximately 371,340 additional securities of Peizo that were owned by such principal stockholders prior to the closing of the Reorganization Agreement. Pursuant to the terms of the Lock-Up/Leak-Out Agreement, these stockholders will collectively be allowed to sell 1% of the outstanding securities of Piezo in the aggregate during any three month period for a period of 12 months from the closing of the Reorganization Agreement, and all are required to be made in "broker's transactions" as that term is defined in Rule 144 of the Securities and Exchange Commission. Piezo has adequate measures in place to ensure compliance with the Lock-Up/Leak-Out Agreement.

     5. The reorganized Piezo adopted and ratified a Consulting Agreement and the issuance of an aggregate of 293,104 shares of common stock of Piezo in consideration of non-capital raising services to be rendered for a period of six months following the closing of the Reorganization Agreement and which such shares shall be registered on Form S-8 of the Securities and Exchange Commission as soon as practicable after the closing of the Reorganization Agreement when the reorganized Piezo is deemed to be "current" in the filing of all reports that were required to be filed by it with the Securities and Exchange Commission for the preceding 12 month period. The closing of the Reorganization Agreement may be deemed to be a "back door" registration of Omni's securities under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that this Current Report substantially contain the type of information that would have been contained in a 10-SB Registration Statement had Omni filed such a registration statement with the Securities and Exchange Commission, including audited financial statements of Omni and an unaudited pro forma balance sheet and income statement that takes into account the closing of the Reorganization Agreement. This Current Report is prepared to comply with the Securities and Exchange Commission's pronouncements respecting "back door" registrations; however, the current audited financial statements of Omni for the years ended March 31, 2003 and 2002, and the required pro forma financial statements at March 31, 2003, are not yet available, such financial statements will be filed with the Securities and Exchange Commission as an amendment to this Current Report. Piezo will also be promptly required to file reviewed financial statements of Omni for the quarter ended June 30, 2003, together with pro forma financial statements at such date that take into account the closing of the Reorganization Agreement. Piezo intends to notify the Securities and Exchange Commission of the potential applicability of its "back door" pronouncements to the Reorganization Agreement and this Current Report when all such information has been filed, and the Securities and Exchange Commission will either have substantive comments that must be satisfied by Piezo prior to it being determined to be "current" in the filing requirements to which it is subject under the Exchange Act, or it will advise Piezo that it has no comments, at which time Piezo would be deemed to be "current" and in compliance with its required filing requirements, so long as all other Exchange Act reports subsequently required to be filed by it had been filed. Piezo was believed to be in compliance with all filing requirements of the Exchange Act prior to the completion of the Reorganization Agreement.

     6. Following the closing of the Reorganization Agreement, Piezo will provide its stockholders with an information statement to consider and act upon an amendment to Piezo's Articles of Incorporation to change its name to "Omni Medical Holdings, Inc." and that in the interim, Piezo filed a dba in the State of Utah to conduct business under that name and obtained a new Cusip Number and OTC Bulletin Board Symbol for such name. A Preliminary Information Statement respecting the name change only was filed by Piezo with the Securities and Exchange Commission on September 17, 2003, that had a stockholder mailing date of September 29, 2003, and a planned effective date of the name change of October 20, 2003, depending upon satisfying any comments posed by the Securities and Exchange Commission; this Preliminary Information Statement will be amended on September 23, 2003, to include the right of Piezo's stockholders to take action without a meeting in accordance with the 1992 amendments to the Utah Revised Business Corporation Act, and to remove the requirement of the Board of Directors contained in its Articles of Incorporation to approve transfers of its authorized securities. The amendment extends the mailing date to October 3, 2003, and sets a meeting of the stockholders to consider the proposed amendments on October 13, 2003. The Preliminary Information Statement, as amended, is incorporated herein by reference. See Item 7.

     7. The designation of the directors and executive officers nominated by the Omni Stockholders as directors and executive officers of Piezo, with the resignation of the pre-Reorganization Agreement directors and executive officers, in seriatim.

     Prior to the completion of the Reorganization Agreement, and taking into account the one for 14.5 reverse split and the cancellation of the 1,466,379 post-split shares owned by certain principal stockholders, there were 1,207,038 outstanding shares of Piezo's common stock. Following the closing, and taking into account the issuance of the 500,000 "restricted" securities referenced in paragraph 2 above in consideration of the cancellation of the above referenced shares, the issuance of 293,104 shares referenced in paragraph 5 pursuant to the Consulting Agreement to be registered on Form S-8, and the acquisition of the remaining shares of Omni, there will be 18,000,000 shares of the reorganized Piezo issued and outstanding.

     A copy of the Reorganization Agreement, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by Piezo's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of Piezo's common stock prior to the closing of the Reorganization Agreement, and the share holdings of the then members of management:

Name                          Positions Held      Shares Owned          %
----                          --------------      ------------         ---

Thomas J. Howells             President and       -0-            0
                              Director

Kathleen L. Morrison          Vice President      -0-            0
                              and Director

Travis T. Jenson              Secretary/Treasurer -0-            0
                              and Director

Jenson Services, Inc.         Stockholder    1,241,380         50.7%

Ralph M. and                  Stockholders     287,672*        11.7%
Shirley Wilkerson

Totals:                                      1,529,052         62.4%

          * These shares include 34,622 shares held in the name of W-Group, an entity controlled by Ralph M. And Shirley Wilkerson; and 20,695 shares held in the name of Eadac Investments Ltd., an entity controlled by Ralph M. And Shirley Wilkerson.

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by Piezo's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of Piezo's common stock following the closing of the Reorganization Agreement, and the share holdings of the new members of management:

Name                           Positions Held       Shares Owned       %(1)
----                           --------------       -------------      ----

Arthur D. Lyons               President, CEO,       1,668,937          15.5%
                              Secretary and
                              Director

Charles D. Arbeiter           COO, Treasurer        1,835,852          17.1%
                              and Director

Al Rieman                     Stockholder           2,503,301          23.3%

LHM Trading (2)               Stockholder           3,045,721          28.3%

Totals:                                             9,053,811          84.1%

          (1) Excludes the 294,103 shares that are to be issued under the Consulting Agreement referenced in paragraph 5 above as they cannot be issued until Piezo is determined to be "current" in the filing of all reports that are required to have been filed by it under the Exchange Act with the Securities and Exchange Commission during the past 12 months, and is therefore based upon 10,760,849 outstanding shares.

         (2) LHM Trading is controlled by Arthur D. Lyons, the President, CEO, Secretary and a Director of Piezo.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Reorganization Agreement was negotiated at "arms length," and the directors of Piezo used criteria used in similar uncompleted proposals involving Piezo in the past, including the relative value of the assets of Piezo in comparison to those of Omni; Omni's present and past business operations; the future potential of Omni; its management; and the potential benefit to the stockholders of Piezo. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or five percent or more stockholder of Piezo had any direct or indirect interest in Omni or the Omni
Stockholders prior to the completion of the Reorganization Agreement; similarly, no nominee to become a director or any Omni Stockholder or any beneficial owner of any Omni Stockholder had any interest in Piezo prior to the closing of the Reorganization Agreement.

     (b) Piezo is a successor to and intends to continue the business operations intended to be conducted by Omni. All references to "Omni" below take into account information, where applicable, of its predecessors. References to "Piezo," where applicable, also include Omni as its majority-owed subsidiary.

                                Part I

Organization and Business Development and Business.
---------------------------------------------------

     Organization and Business Development.
     --------------------------------------

     References to the "Company," "our," "we," "us" and words of similar import refer to Piezo, Omni or the combined Piezo and its majority-owned subsidiary, Omni, as applicable.

     Piezo.
     ------

     For information regarding the organization and business development of Piezo through December 31, 2002, see Part I, Item 1, of its 10-KSB Annual Report for the year ended December 31, 2002, which was filed with the Securities and Exchange Commission on March 26, 2003, and is incorporated herein by reference. See Item 7.

      Piezo effected a reverse split of its outstanding common stock on the basis of one share for 14.5 shares owned, which became effective on the opening of business on August 25, 2003.

     On September 5, 2003, the Omni Stockholders outlined in Item (b)(ii) above executed and delivered the Reorganization Agreement with Piezo pursuant to which Omni became a majority-owned subsidiary of Piezo.

     Piezo filed a "dba" with the State of Utah, its state of incorporation, on September 5, 2003, to do business under the name "Omni Medical Holdings, Inc., and immediately prior to this filing, Omni changed its name to "Omni Medical of Nevada, Inc."

     Piezo filed a Preliminary Information Statement to effect a name change with the Securities and Exchange Commission on September 17, 2003, that had a stockholder mailing date of September 29, 2003, and a planned effective date of a name change to "Omni Medical Holdings, Inc." of October 20, 2003, depending upon satisfying any comments posed by the Securities and Exchange Commission. This Preliminary Information Statement will amended on September 23, 2003, to include the right of Piezo's stockholders to take action without a meeting in accordance with the 1992 amendments to the Utah Revised Business Corporation Act, and to remove the requirement of the Board of Directors contained in its Articles of Incorporation to approve transfers of its authorized securities. The amendment extends the mailing date to October 3, 2003, and sets a meeting of the stockholders to consider the proposed amendments on October 13, 2003.

     Omni.
     -----

     Omni was organized under the laws of the State of South Dakota in August, 1994, under the name "Mastel Precision, Inc."

     On April 15, 2002, Omni entered into an Agreement for the Exchange of Common Stock (the "Daycor Agreement") with Daycor Corporation, a Nevada Corporation ("Daycor"), pursuant to which the stockholders of Omni respectively exchanged 100% of the outstanding securities of Omni for 11,000,000 shares of Daycor "restricted securities" (common stock). Daycor was organized in the State of Nevada in 1998, and had no principal operations at the time of the closing of the Daycor Agreement; it had effected a limited offering of its securities pursuant to Rule 504 of Regulation D of the Securities and Exchange Commission in May, 1998, and had approximately 100 stockholders from that offering who had represented that they were "accredited investors" as that term is defined in Regulation D.

     Effective July 10, 2002, Omni entered into an Asset Purchase Agreement with A&V Digital Transcription Services ("A&V"), a general partnership engaged in the medical transcription market that was based in the State of Alabama.
On September 4, 2002, Omni formed Mastel Precision Health Information Services, Inc. as a wholly-owned subsidiary in the State of South Dakota ("MPHI"), to operate the transcription services business acquired from A&V.

     Effective May 2, 2003, Omni exchanged 100% of the common stock of MPSI, its wholly-owned subsidiary, and $36,000 in cash for all of the common stock of Omni owned individually or jointly by one of Omni's officer's, Doug Mastel, and his wife. As a result of this exchange, the officer assumed all obligations and liabilities of MPSI, in addition to acquiring all of its all assets. MPSI's net losses for the years ended March 31, 2003 and 2002, were $375,110 and $186,720, respectively.

     On May 31, 2003, Omni acquired Medical Billing Management ("MBM").

     On September 5, 2003, the Omni Stockholders outlined in Item (b)(ii) above executed and delivered the Reorganization Agreement with Piezo pursuant to which Omni became a majority-owned subsidiary of Piezo.

     Business.
     ---------

     Piezo engaged in engineering, research, development and merchandising of electronic and electronic and electromechanical devices, equipment, and accessories until 1987; these activities were unsuccessful and it ceased active operations in 1987.

     Omni is a medical service company providing transcription, billing and collection services to healthcare providers throughout the United States. Based in Rapid City, South Dakota, Omni currently has offices in three states with approximately 30 full and part-time employees. Growth plans include both additional acquisitions in various medical service areas, as well as internal sales growth.

     Principal Products or Services and Their Markets.
     -------------------------------------------------

     Omni provides medical transcription service to hospitals and healthcare facilities currently in Alabama and South Dakota. Whenever a health care provider makes a diagnosis or provides a patient treatment, those actions must be documented. Government and insurance regulations are such that these important medical records, which affect patient health, must be in readable form. This results in the health care provider dictating the patient treatment in some form and someone else typing that dictation. Due to the obvious importance of this task, a transcriptionist must have a level of training well beyond a normal typist. This would include detailed knowledge of medical terminology and working knowledge of heath and science principles in a variety of medical disciplines. Transcription has become an important and essential service in all healthcare practices. Clients are usually charged a line rate of $0.11 - $0.18, depending on the work involved. Transcriptionists are usually hired on a subcontract basis, work out their home and are compensated on a per line basis. Quality assurance and other management personnel are full-time employees, provide services at the corporate office and are compensated on a salary basis.

     Omni also provides medical billing and collections services in the State of Mississippi. Medical billing and collections are the lifeblood of any healthcare facility. Accurate and timely collections insure an efficient practice and high standard of care.

     Omni is currently operating in three states. The market, however, can encompass the entire country made possible through the electronic transfer of data. It is the intention of Omni Medical to focus its marketing efforts on mid-size metropolitan cities throughout the United States. Its expansion and acquisition strategies will position Omni to become a nationwide provider of medical services.

     Distribution Methods of the Products or Services.
     -------------------------------------------------

     The finished product (e.g., transcribed lines) is distributed digitally through electronic transmission to the client. Medical billings are either mailed or sent electronically first to the insurance companies. The patient is then billed for any difference that was not received from their insurance company. Insurance company and patient payments are remitted to a banking institution lockbox designated under the doctor's name or healthcare facility. Collections activities involve following up with either the insurance companies or patient for any payment not yet received within a designated amount of time.

     Status of any Publicly Announced New Product or Service.
     --------------------------------------------------------

     None; not applicable.

     Competitive Business Conditions.
     --------------------------------

     Healthcare services (e.g., transcription, billing, collections) is a highly fragmented industry. Two of our largest competitors are Medquist, Inc. ("MEDQ") and IDX Systems Corporation ("IDXC"), both of which are large and well funded publicly traded companies, with substantially more assets and
resources that Omni.   The primary competition comes from the healthcare
facility itself.   Due to the overhead expense of providing these services
internally, more healthcare facilities will be looking to outsource these duties to reduce costs.

     Transcription has become an important and essential service in all healthcare practices. According to the "MTIA," (a transcription trade association), medical transcription is a fragmented $15 billion industry, with revenues projected to approach $25 billion over the next five years.

     Medical billing and collections are the lifeblood of any healthcare facility. Accurate and timely collections ensure an efficient practice and high standard of care. Although no industry figures are available, it is known that approximately $1.5 trillion was spent on health care in the United States last year. Assuming that half of that amount occurred at the point of care, that would be a potential billing market of $750 billion. Health care providers that use billing services generally pay between 6-10% of the amount collected on their behalf. This would put the potential estimated revenue for billing services somewhere between $45-75 billion, and growing at a rate of 8% annually. With the rising cost of health care and an aging population, in five years the market could well be generating over $100 billion in annual revenue. Within the billing industry, there are generally no subcontractors, and all work from the corporate office.

     According to United State Government studies, the medical industry is growing at a rate of 8% annually, with estimates as high as 12% in the coming years. The need for medical services by healthcare providers will continue to mirror that growth rate. It is widely known that an increasingly aging population, along with a country that will spare no expense for personal consumption of medical care, will contribute to this growth. Healthcare providers will also remain under pressure to reduce operating expense and expand margins. The effect is that services currently provided internally will now be more readily outsourced. The outsourcing trend allows the health care provider to focus time and resources on providing health care, giving the opportunity for growth potential to medical service providers like Omni.

     Sources and Availability of Raw Materials and Names of Principal
     Suppliers.
     ----------

     None; not applicable.

     Dependence on One or a Few Major Customers.
     -------------------------------------------

     None; not applicable.

     Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts.
     ------------------------------

     None; not applicable.

     Need for any Governmental Approval of Principal Products or Services.
     ---------------------------------------------------------------------

     Government regulations concerning the privacy of patient's health records are being phased in at this time. Known as "HIPPA," the effects of these regulations have been for all healthcare providers and vendors to upgrade both security and technology of patient records. For Omni as a vendor, it is compliant with HIPPA regulations and believes these regulations will only encourage healthcare providers to outsource more medical services.

     Effect of Existing or Probable Governmental Regulations on Business.
     --------------------------------------------------------------------

     The integrated disclosure system for small business issuers adopted by the Securities and Exchange Commission in Release No. 34-30968 and effective as of August 13, 1992, substantially modified the information and financial requirements of a "Small Business Issuer," defined to be an issuer that has revenues of less than $25 million; is a U.S. or Canadian issuer; is not an investment company; and if a majority-owned subsidiary, the parent is also a small business issuer; provided, however, an entity is not a small business issuer if it has a public float (the aggregate market value of the issuer's outstanding securities held by non- affiliates) of $25 million or more.

     The Securities and Exchange Commission, state securities commissions and the North American Securities Administrators Association, Inc. ("NASAA") have expressed an interest in adopting policies that will streamline the registration process and make it easier for a small business issuer to have access to the public capital markets. The present laws, rules and regulations designed to promote availability to the small business issuer of these capital markets and similar laws, rules and regulations that may be adopted in the future will substantially limit the demand for "blank check" companies like our Company, and may make the use of these companies obsolete.

     We are also subject to the Sarbanes-Oxley Act of 2002. This Act creates a strong and independent accounting oversight board to oversee the conduct of auditors of public companies and strengthens auditor independence. It also requires steps to enhance the direct responsibility of senior members of management for financial reporting and for the quality of financial disclosures made by public companies; establishes clear statutory rules to limit, and to expose to public view, possible conflicts of interest affecting securities analysts; creates guidelines for audit committee members' appointment, compensation and oversight of the work of public companies' auditors; prohibits certain insider trading during pension bund blackout periods; and establishes a federal crime of securities fraud, among other provisions.

     Research and Development.
     -------------------------

     None; not applicable.

     Cost and Effects of Compliance with Environmental Laws.
     -------------------------------------------------------

     None; not applicable.

     Number of Employees.
     --------------------

     Our Company currently employs 29 employees, of which 25 are full-time.

Management's Discussion and Analysis or Plan of Operation.
----------------------------------------------------------

     Forward-looking Statement.
     --------------------------

     Statements made in this Form 8-K Current Report which are not purely historical are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of our Company, including, without limitation, (i) our ability to raise capital, and (ii) statements preceded by, followed by or that include the words "may", "would", "could", "should", "expects", "projects", "anticipates", "believes", "estimates", "plans", "intends", "targets" or similar expressions.

     Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices.

     Accordingly, results actually achieved may differ materially from
expected results in these statements.   Forward-looking statements speak only
as of the date they are made.   Our Company does not undertake, and
specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

     Plan of Operations.
     -------------------

     The past two fiscal years have been difficult ones financially for Omni due primarily to the operations MPSI. While MPSI had bright future prospects, the past three years were a tremendous drain on Omni. Omni managed to continue operations by raising capital and reducing expenses. In April 2003, the management determined that the best course of action would be to privately spin-off MPSI and focus on the medical service area. This area includes medical transcription and billing and is characterized by positive cash flow, good operating margins, low debt and no inventory or Research and development costs. On May 2, 2003, the spin-off was completed to a former director and executive officer (see the heading "Organization and Business Development" of the caption "Organization and Business Development and Business," above) and on May 31, 2003, Omni acquired MBM. MBM's long, profitable operating history and consistent revenue make it a significant acquisition. As Omni management undertakes an ongoing acquisition strategy in this area, it believes that the Company's future is very positive. Omni Cash flow is now positive, its debt is at a low level and its revenue is higher than it has been in over two years.

Description of Property.
------------------------

     Omni has an interest in three parcels of real property: 1609 West Street, Montgomery, Alabama, that it is purchasing; 1867 Crane Ridge Drive, Suite #250-A, Jackson, Mississippi, and 1107 Mt. Rushmore Road, Suite 2, Rapid City, South Dakota, both of which are leased.

Security Ownership of Certain Beneficial Owners and Management.
---------------------------------------------------------------

     The following table sets forth certain information as of September
22, 2003, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 10,760,849 outstanding shares of common stock.

Name                           Positions Held       Shares Owned       %
----                           --------------       ------------

Arthur D. Lyons               President, CEO,       1,668,937          15.5%
                              Secretary and
                              Director

Charles D. Arbeiter           COO, Treasurer        1,835,852          17.1%
                              and Director

Al Rieman                     Stockholder           2,503,301          23.3%

LHM Trading*                  Stockholder           3,045,721          28.3%

Totals:                                             9,053,811          84.1%


All executive officers and directors                6,550,510          60.9%
of the Company as a group (2 persons)

      * LHM Trading is a business entity controlled by Arthur D. Lyons, the President, CEO, Secretary and a Director of our Company.

Contractual Arrangements Regarding Changes in Control.
------------------------------------------------------

    See Item 1 of this Current Report, above.


Directors and Executive Officers, Promoters and Control Persons.
----------------------------------------------------------------

     Identify of directors and Executive Officers.
     ---------------------------------------------

     The following delineates certain information concerning our newly designated directors and executive officers:
                                                             Positions
                                   Positions with               with
         Name            Age        the Company                 Omni
         ----            ---        -----------              ----------

Arthur D. Lyons          45         President, CEO,         President, CEO,
                                    Secretary and           Secretary and
                                    Director                Director

Charles D. Arbeiter      43         COO, Treasurer          COO, Treasurer
                                    and Director            and Director

     Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

     The following is a summary of the business experience of each of our current directors and executive officers:

     Arthur D. Lyons.  Since 1980, Mr. Lyons has held positions with
Merrill Lynch, E.F. Hutton, Prudential Securities and PaineWebber as investment representative, pension consultant, trader and portfolio manager. In 1999, Mr. Lyons formed LHM Trading, an investment firm, and in 2000, founded Interstate Advisors, Inc., a registered investment advisor. Mr. Lyons' broad financial experience has provided him with a solid background in the financial and investment fields. He holds a B.A. Degree in sociology with a minor in accounting from Samford University in Birmingham, Alabama, in 1979.

     Charles D. Arbeiter. Mr. Arbeiter has worked for American Express and Financial Network as a senior manager providing financial advice to individuals, corporate clients and banks. He has been active in the financial services industry since 1985 as a certified financial planner, district manager and registered investment advisor. He is currently responsible for a 15 member financial planning practice in Rapid City, South Dakota, and is active in both civic and professional organizations. He is a 1982 graduate of Sioux Falls (SD) College with a B.S. Degree in business.

Family Relationships.
---------------------

     There are no family relationships between Mr. Lyons and Mr. Arbeiter.

Pending Legal Proceedings.
--------------------------

     To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings.
-----------------------------------------

     To the knowledge of our management and during the past 10 years, no present or former director, person nominated to become a director, executive officer, promoter or control person of our Company:

          (1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

          (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

              (iii) Engaging in any activity in connection with the
                    purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;
          (5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

          (6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Executive Compensation.
-----------------------

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:


                           SUMMARY COMPENSATION TABLE

                             Long Term Compensation
                    Annual Compensation   Awards  Payouts
(a)             (b)   (c)   (d)   (e)    (f)   (g)    (h)   (i)

                                               Secur-
                                               ities         All
Name and   Year or               Other   Rest- Under-  LTIP  Other
           Period   Salary Bonus Annual  ricte dlying  Pay-  Comp-
Position   Ended      ($)   ($)  Compen- Stock Options outs  ensat'n
---------------------------------------------------------------------

Arthur D.
Lyons
President,     6/30/03 6000*    0     0     0  17777*    0   2200*
CEO,
Secretary
Director

Charles D.     6/30/03    0     0     0     0   8889*     0   0
Arbeiter
COO, Treas.,
Director

Thomas J.      3/31/03    0     0     0     0      0     0   0
Howells       12/31/02    0     0     0     0      0     0   0
prior
President,
Director

Kathleen L.    3/31/03    0     0     0     0      0     0   0
Morrison      12/31/02    0     0     0     0      0     0   0
Prior
Vice Pres.,
and Director

Travis T.      3/31/03    0     0     0     0      0     0   0
Jenson        12/31/02    0     0     0     0      0     0   0
Prior
Sec., Tres.,
and Director

Gene           3/31/03    0     0     0     0      0     0   0
Yamamoto      12/31/02    0     0     0     0      0     0   0
Prior
President,
Director

Yujiro         3/31/03    0     0     0     0      0     0   0
Yamamoto      12/31/02    0     0     0     0      0     0   0
Prior         12/31/01    0     0     0     0      0     0   0
President     12/31/00    0     0     0     0      0     0   0
Director

Buck           3/31/03    0     0     0     0      0     0   0
Wilkerson     12/31/02    0     0     0     0      0     0   0
Secretary     12/31/01    0     0     0     0      0     0   0
Treasurer,    12/31/00    0     0     0     0      0     0   0
Director

Valerie        3/31/03    0     0     0     0      0     0   0
Keating,      12/31/02    0     0     0     0      0     0   0
Director      12/31/01    0     0     0     0      0     0   0
              12/31/00    0     0     0     0      0     0   0

               * Received from Omni.

     None of our present directors and executive officers have received any cash or other remuneration for services rendered to us; and no compensatory arrangements have yet been set for service in these capacities.

     We do not have any stock option, bonus, profit sharing, pension or similar plan; however, we may adopt such a plan in the future to attract and/or retain members of management or key employees.

     Compliance with Section 16(a) of the Exchange Act.
     --------------------------------------------------

     All reports required to be filed pursuant to Section 16(a) of the Exchange Act have been or will be timely filed.

     Audit, Nominating and Compensation Committees.
     ----------------------------------------------

     We have no audit, nominating or compensation committees.

Certain Relationships and Related Transactions.
-----------------------------------------------

     Transactions with Management and Others.
     ----------------------------------------

     During the years ended March 31, 2003 and 2002,Omni transferred inventory with a carrying value of approximately $20,000 and $25,000, respectively, to an officer and shareholder of Omni in exchange for a receivable. The shareholder used the inventory for promotional and other sales purposes on behalf of Omni. Omni entered into an agreement with the officer and shareholder whereby the receivable was settled in exchange for 32,944 shares of treasury stock, which management believes is the fair value of the stock. Accordingly, the amounts receivable from the shareholder to Omni have been shown as a reduction of stockholders equity at March 31, 2003 and 2002.

     At March 31, 2002, Omni owed $41,129 to one of its shareholders and officers. Interest on the advance was at 8% and the advance was due to be repaid in May 2005. In April 2002, the advance, together with accrued interest of $3,871 was converted to 197,232 shares of Omni common stock. Included in interest expense for the year ended March 31, 2002 is $3,871 relating to the advance.

Description of Securities.
--------------------------

Market Price of and Dividends on Piezo's Common Equity and Related Stockholder Matters.
--------

     Market Information.
     -------------------

     The Company's shares are traded on the OTC Bulletin Board under the symbol "ONMH"; however, there is and has been no "established trading market" for these securities.

     Their has never been a publicly-traded market for the securities of Omni.

     Holders.
     --------

     The number of record holders of the Company's common stock as of September 22, 2003, is approximately 206. Omni had approximately 100 stockholders on that date. The Company is in the process of exchanging its securities with the Omni Stockholders, pending a determination of whether all are still "accredited investors" as represented at the time of their respective investments in Omni.

     Dividends.
     ----------

     The Company has not declared any cash dividends with respect to its common stock and does not intend to declare dividends in the foreseeable future. The future dividend policy of the Company cannot be ascertained with any certainty, and until the Company completes any acquisition, reorganization or merger, as to which no assurance may be given, no such policy will be formulated. There are no material restrictions limiting, or that are likely to limit, the Company's ability to pay dividends on its common stock.

Legal Proceedings.
------------------

     Neither the Company nor Omni is not a party to any pending legal proceeding and, to the knowledge of management; no federal, state or local governmental agency is presently contemplating any proceeding against the Company or Omni. No director, executive officer or affiliate of the Company, Omni or owner of record or beneficially of more than five percent of the Company's or Omni's common stock is a party adverse to the Company or Omni or has a material interest adverse to the Company or Omni in any proceeding.

Changes in and Disagreements with Accountants.
----------------------------------------------

     Mantyla, McReynolds & Associates, 5872 South 900 East, Suite 250, Salt Lake City, Utah 84121, has been retained as the Company's auditor for the past four years. During that period, there has been no disagreements between the Company and its auditors.

     Gelfond Hochstadt Pangburn, P.C. of Denver, Colorado, audited the financial statements of Omni for the years ended March 31, 2002 and 2001, and have been retained to audit the financial statements of Omni for the years ended March 31, 2003 and 2002. It is anticipated that Gelfond Hochstadt Pangburn, P.C. will be named as the Company's auditors in the near future, and an 8-K Current Report respecting any such engagement will be timely filed with the Securities and Exchange Commission.

Recent Sales of Unregistered Securities.
----------------------------------------

     On November 5, 2002, pursuant to Unanimous Consent of the Company's Board of Directors, the Company resolved to issue 18,000,000 shares of the Company's "unregistered" and "restricted" $0.001 par value common stock to Jenson Services, Inc., a Utah corporation, in consideration of $5,000 being advanced to the Company to meet accounts payable obligations. These shares were cancelled as a condition to the closing of the Reorganization Agreement with Omni. See Item 1, above.

     Except as indicated under Item 1, above, no other "restricted securities" of the Company have been issued during the past three years.

Indemnification of Directors and Officers.
------------------------------------------

     Section 16-10a-902(1) of the Utah Revised Business Corporation Act authorizes a Utah corporation to indemnify any director against liability incurred in any proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     Section 16-10a-902(4) prohibits a Utah corporation from indemnifying a director in a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in a proceeding in which the director was adjudged liable on the basis that he or she improperly
received a personal benefit.   Otherwise, Section 16-10a-902(5) allows
indemnification for reasonable expenses incurred in connection with a proceeding by or in the right of a corporation.

     Unless limited by the Articles of Incorporation, Section 16-10a-905 authorizes a director to apply for indemnification to the court conducting the
proceeding or another court of competent jurisdiction.   Section 16-10a-907(1)
extends this right to officers of a corporation as well.

     Unless limited by the Articles of Incorporation, Section 16-10a-903 requires that a corporation indemnify a director who was successful, on the merits or otherwise, in defending any proceeding to which he or she was a
party against reasonable expenses incurred in connection therewith.   Section
16-10a-907(1) extends this protection to officers of a corporation as well.

     Pursuant to Section 16-10a-904(1), the corporation may advance a director's expenses incurred in defending any proceeding upon receipt of an undertaking and a written affirmation of his or her good faith belief that he or she has met the standard of conduct specified in Section 16-10a-902.
Unless limited by the Articles of Incorporation, Section 16-10a-907(2) extends this protection to officers, employees, fiduciaries and agents of a corporation as well.

     Regardless of whether a director, officer, employee, fiduciary or agent has the right to indemnity under the Utah Revised Business Corporation Act,
Section 16-10a-908 allows the corporation to purchase and maintain insurance on his or her behalf against liability resulting from his or her corporate role.

Financial Statements of Omni.
-----------------------------

             These audited financial statements for Omni will be provided as soon as they are available, but within 75 days from the date of this Current Report or on or before November 19, 2003. See Item 7.

             These pro forma financial statements will be provided as soon as they are available, but within 75 days from the date of this Current Report or on or before November 19, 2003. See Item 7.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Reorganization Agreement, the current officers and directors of Omni were designated to serve on the Board of Directors of Piezo and as executive officers of Piezo until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. Effective on September 5, 2003, they were: Arthur D. Lyons, President, CEO, Secretary and Director; and Charles d. Arbeiter, COO, Treasurer and Director. The directors and executive officers of Piezo resigned, in seratim, on closing of the Reorganization Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided as soon as they are available, but within 75 days from the date of this Current Report or on or before November 19, 2003.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided as soon as they are available, but within 75 days from the date of this Current Report or on or before November 19, 2003.

          (c) Exhibits.

          Attached:
          ---------

          2.1     Agreement and Plan of Reorganization

                     Exhibit A & A-1    Omni Stockholders
                     Exhibit B          Piezo Financial Statements for
                                        the years ended December 31, 2002
                                        and 2001(1)
                     Exhibit B-1        Piezo Financial Statements for
                                        The period ended June 30, 2003(2)
                     Exhibit C          Exceptions to Piezo Financial
                                        Statements
                     Exhibit D          Omni Financial Statements
                                        for the years ended March 31,
                                        2002 and 2001 ("Audited", and the
                                        nine months ended December 31, 2002
                                        (Unaudited)(3)
                     Exhibit E          Exceptions to Omni Financial
                                        Statements
                     Exhibit F          Investment Letter
                     Exhibit G          Piezo Compliance Certificate
                     Exhibit H          Omni Compliance Certificate
                     Schedule 1.5.1     Canceling Principal Stockholders
                     Schedule 1.5.2     Shares Issued in Consideration
                                        Of Cancellation and Waiver of
                                        Registration Rights
                     Schedule 1.6.1     Piezo Stockholders Subject to
                                        Lock-Up/Leak-Out Agreement
                     Schedule 1.6.2     Lock-Up/Leak-Out Agreement
                     Schedule 1.7.1     Consulting Agreement

          99.1     Letter to Omni Stockholders*

          99.2     Accredited/Sophisticated Investor Questionnaire*

          99.3     Letter of Instructions*

          99.4     Acknowledgment*

*  Previously filed with the Current Report on Form 8-K dated September 5,
2003.

          Incorporated by Reference:
          --------------------------

10-KSB Annual Report for the year ended December 31, 2002, filed with the Securities and Exchange Commission on March 26, 2003.

10-QSB Quarterly Report for the quarter ended June 30, 2003, filed with the Securities and Exchange Commission on July 16, 2003.

Preliminary Information Statement filed with the Securities and Exchange Commission on September 17, 2003.

Amended Preliminary Information Statement will be filed with the Securities and Exchange Commission on September 23, 2003.

          (1) Incorporated by reference from the 10-KSB Annual Report of Piezo for the year ended December 31, 2002.

          (2) Incorporated by reference from the 10-QSB Quarterly Report of Peizo for the quarter ended June 30, 2003.

          (3) See the caption "Financial Statements of Omni," above, and Item
              7.

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          See the 8-K Current Report dated September 5, 2003, which has been previously filed with the Securities and Exchange Commission.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIEZO INSTRUMENTS, INC.



Date: 9/29/03                           /s/Arthur D. Lyons
      --------                          ------------------------
                                        Arthur D. Lyons
                                        Director and President